                                                                   EXHIBIT 10.01

       NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND MUST BE HELD INDEFINITELY UNLESS THEY ARE TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS, OR AFTER RECEIPT OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO HIWAY TECHNOLOGIES, INC.,, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED AND THE TRANSFER DOES NOT VIOLATE ANY APPLICABLE SECURITIES LAW.

                         VOID AFTER DECEMBER 31, 2002


                      WARRANT TO PURCHASE COMMON STOCK OF

                           HIWAY TECHNOLOGIES, INC.

                     REGISTERED HOLDER:  ARTHUR L. CAHOON
                                         --------

                 NO. OF SHARES FOR WHICH EXERCISABLE: 280,409
                                                      -------

                       WARRANT PRICE: $11.50 PER SHARE,
                    SUBJECT TO ADJUSTMENT AS PROVIDE HEREIN

     HIWAY TECHNOLOGIES, INC., a Florida corporation (hereinafter called the "Company"), in connection with the transactions contemplated by separate agreements among the Company and various purchasers with respect to the purchase of certain warrants, for value received hereby certifies that the registered holder named above or registered assigns (the "Holder") has the right at any time after the date hereof and prior to the close of business on December 31, 2002, at which date this Warrant expires, to purchase the number of fully paid and non-assessable share of Common Stock, par value $.01 per share. of the Company (hereinafter called "Common Stock") at the price set forth herein, all as provided herein and upon compliance with and subject to the conditions set forth herein.

                                   ARTICLE 1
                                   Transfer
                                   --------


     Section 1.01. Transfer Books. The Company shall maintain books for the
                   --------------
transfer and registration of this Warrant.

     Section 1.02.  Transfer. The Company, from time to time, shall register the
                    --------
transfer of this Warrant in the books to be maintained by the Company for that purpose upon surrender at the principal office of the Company of this Warrant properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.

     Section 1.05. Transfer Restrictions. This Warrant, and except as set forth
                   ---------------------
in Article V hereof, the Common Stock underlying this Warrant, will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or any securities act of any state or other jurisdiction, in reliance on registration exemptions under such statutes for private offerings. This Warrant or any of the underlying shares of Common Stock may not be sold or otherwise transferred except in accordance with the 1933 Act and all other applicable securities laws, and prior to any transfer (other than pursuant to an effective registration statement under the 1933 Act and otherwise in compliance with applicable law) the holder must furnish to the Company a written opinion of counsel, in form and substance satisfactory to the Company, to the effect that registration under the 1933 Act is not required and that all requisite action has been taken under all applicable securities laws in connection with the proposed transfer.

                                  ARTICLE II
                  Number of Shares; Warrant Price; Duration;
                   -----------------------------------------
                            and Exercise of Warrant
                            -----------------------


     Section 2.01. Number of Shares; Warrant Price; and Duration. This Warrant
                   ---------------------------------------------
entitles the registered holder thereof, subject to the provisions hereof, to purchase from the Company at any time after the date hereof and before the close of business on December 31, 2002, the number of shares of Common Stock shown above, at a price of $11.50 per share, subject to adjustment as provided in
Article III hereof, payable in full at the time of purchase. the term "Warrant Price" as used herein refers to the foregoing price per share in effect at any time.

     Section 2.02. Exercise. (a) This Warrant may be exercised, in whole or in
                   --------
part, by surrendering this Warrant, at the principal office of the Company, with the Election to Exercise form set forth at the end hereof duly executed, and by paying in full, the Warrant Price for each share of Common Stock as to which this Warrant is exercised and any applicable taxes, other than taxes that the Company is required to pay hereunder. Such payment may be (i) in cash or by bank check or (ii) by transfer of all or a portion of a Note or Notes duly endorsed by, or accompanied by appropriate instruments of transfer duly executed by, the registered holder or by his duly authorized attorney, valued at the principal amount thereof and accrued and unpaid interest thereon (other than unpaid interest not payable until the Due Date (as defined in the Notes), with any excess of the Warrant Price over such value paid in cash or by bank check.

     (b) As soon as practicable after the exercise of this Warrant, the Company shall cause to be issued to or upon the order of the holder of this Warrant a certificate or certificates for the number of full shares of Common Stock to which he is entitled, registered in such name or names as may be directed by him.

     (c) Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant, but in any case where the holder hereof would, except for the provisions of this Section 2.03, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of hereof, the Company shall, upon the exercise of this Warrant and receipt of the Warrant Price, issue a certificate for the largest number of full shares of Common Stock then called for hereby and pay a sum in cash equal to the market value of such fraction of a share (based upon the closing market price of the Common Stock on the principal stock exchange on which it is listed (or, if not listed on any stock exchange, the last sale price on the NASDAQ National Market System, or if not listed or admitted to trading on such system, the closing bid price in the over-the-counter market) on the day preceding such exercise). The Warrantholder by his acceptance of this Warrant expressly waives his right to receive any fraction of a share.

     (d) All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes in respect of the issue thereof. The Company shall not be required, however, to pay any tax imposed in connection with any transfer involved in the issuance of a certificate for shares of Common Stock or any other securities in any name other than that of the holder of this Warrant; and in such case the Company shall not be required to issue or deliver any such certificate until such tax shall have been paid.

     (e) Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the purchase price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

                                  ARTICLE III
               Adjustment of Shares of Common Stock Purchasable
               ------------------------------------------------
                               and Warrant Price
                               -----------------

     Section 3.01. Adjustment of Warrant Price. The Warrant Price specified in
                   ---------------------------
Section 2.01 hereof shall be subject to adjustment from time to time as follows:

          (a) In case the Company shall (i) pay a dividend on Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock or
     (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Warrant Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Warrant Price will bear the same relation to the Warrant Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after any such event. An adjustment made pursuant to this Section 3.01(a) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current Warrant Price at the record date mentioned below, the Warrant Price shall be adjusted so that the same shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current Warrant Price, and of which the denominator shall be the number of shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

          (c) In case the Company shall distribute to all holders of its Common Stock shares of its capital stock (other than Common Stock), evidences of its indebtedness or assets (excluding cash dividends or distributions) or rights or warrants to subscribe or purchase such shares, evidences of indebtedness or assets (excluding those referred to in Subdivision (b) above), then in each such case the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the Warrant Price on the record date mentioned below, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement filed with the Company), of the capital stock, assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current Warrant Price. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

     (d) In case the Company shall issue or sell any Additional Shares of Common Stock (as defined below in this Subdivision (d)), Convertible Securities (as defined below in this Subdivision (d)), warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or Convertible Securities, whether or not the right to exercise, exchange or convert thereunder is immediately exercisable, and the consideration per share for which Additional Shares of Common Stock is issued or may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities is less than the current Warrant Price at the time of the issuance or sale, the Warrant Price shall be adjusted so that the same shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior thereto plus the quotient obtained by dividing the aggregate minimum amount of consideration received or receivable for such Additional Shares of Common Stock by the then current Warrant Price and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto plus the number of Additional Shares of Common Stock issued or issuable.

     For the purposes of this Subdivision (d), the date of which the current Warrant Price shall be computed shall be the earliest of the date on which the Company shall actually issue, or the date the Company shall enter into a firm contract for the issuance of, such Additional shares of Common Stock, Convertible Securities or warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or Convertible Securities. No adjustment of the Warrant Price shall be made pursuant to this Subdivision (d) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other rights therefor if any such adjustment shall previously have been made upon the issuance of any such warrants or rights.

     The term "Convertible Securities" as used herein shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or with payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon arrival of a specified date or the happening of a specified event, other than Excluded Securities. The term "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued by the Company after the Closing Date other than Excluded Securities. The term "Excluded Securities" shall mean option and warrant agreements outstanding on December 10, 1997 to purchase 430,409 shares of common stock of the Company, up to 200,000 option and warrant agreements which may be issued by the Company after December 10, 1997 to employees, consultants and other service providers of the Company, option or warrant agreements or common stock which may be issued by the Company after December 10,1997 in connection with any merger of another corporation and the Company permitted hereunder and common stock of the Company issued by the Company upon exercise of the foregoing option and warrant agreements.

     (e) If at any time after any adjustment shall have made pursuant to Subdivision (d) hereof,

     (l) any of such warrants or rights or the right of conversion or exchange in such Convertible Securities shall expire unexercised, and/or

     (2) the consideration per share for which Additional Shares of Common Stock or Convertible Securities are issuable pursuant to such warrants or rights or the terms of such Convertible Securities shall increase solely by virtue of provisions contained therein for an automatic increase in such consideration upon the arrival of a specified date or the happening of a specified event, the Warrant Price shall immediately be readjusted pursuant to the terms of Subdivision (d) hereof.

     (f) No adjustment of the Warrant Price shall be made if the amount of such adjustment shall be less than $.01 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried, forward, shall amount to not less than $.01 per share. In case the Company shall at any time issue Common Stock by way of dividend on any stock of any Company or subdivide or combine the outstanding shares of the Common Stock, said amount of $.01 per share (as theretofore increased or decreased, if the said amount shall have been adjusted in accordance with the provisions of this subparagraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same. As used in this Section, "Common Stock" shall include any class of the Company's capital stock, now or hereafter authorized, having the right to participate in the distribution of either earnings or assets of the Company without limitation as to amount or percentage.

     Section 3.02.  Adjustment of Number of Shares.    Upon each adjustment of
                    ------------------------------
the Warrant Price pursuant to Section 3.01 hereof, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant by the Warrant Price in effect prior to such adjustment and dividing the product so obtained by the new Warrant Price.

     Section 3.03   Reorganization.     In case of any capital reorganization of
                    --------------
the Company, or of any reclassification of the Common Stock, or in case of the consolidation of the Company with or the merger of the Company into any other corporation or entity (other than a consolidation or merger in which the Company is the continuing entity) or of the sale of the properties and assets of the Company as, or substantially as, and entirety to any other entity, this Warrant shall after such capital reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or property of the entity resulting from such consolidation or surviving such merger or to which such sale shall be made, or any other entity, as the case may be, which the holders of Common Stock issuable (at the time of such capital reorganization, reclassification, consolidation, merger or sale) upon exercise of this Warrant would have been entitled to receive upon such capital reorganization, reclassification, consolidation, merger or sale if such exercise had taken place. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger, or the entity purchasing such assets and any other entity the shares of stock or other securities or property of which are receivable thereupon by the holder of this Warrant, shall expressly assume, by written instrument executed, delivered and satisfactory in form to the Company, (i) the obligation to deliver to the holders of this Warrant such shares of stock, securities or assets, as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (ii) all other obligations under this Warrant.

     Section 3.04.  Certificate. Whenever the Warrant Price is adjusted as
                    -----------
herein provided:

          (a) The Company shall compute the adjusted Warrant Price in accordance with Section 3.01 hereof and shall prepare a certificate signed by its President or a Vice President and its principal accounting officer setting forth the adjusted Warrant Price and showing in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which such calculation is based; and

          (b) Such certificate shall be sent to the holder of this Warrant.

     Section 3.05.  Notice of Certain Events. In case at any time after the date
                    ------------------------
of this Agreement:

          (a) the Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

          (b) the Company shall authorize the granting to the holders of its shares of Common Stock rights to subscribe for or purchase any shares of capital stock of any class or of any other rights: or

          (c) the Company shall authorize any reclassification of the shares of its Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock); or any consolidation or merger to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets; or

             (d) events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company,

then the Company shall send to the holder of this Warrant at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock or record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect therein shall not affect the validity of the proceeding referred to in clauses (a), (b), (c) and (d) above.

     Section 3.06. Changes to Certificates. The form of this Warrant need not be
                   -----------------------
changed because of any change in the Warrant Price pursuant to this Article, and any replacement Warrant issued after such change may state the same Warrant Price and the same number of shares of Common Stock as are stated in this Warrant.

     Section 3.07. No Entitlement to Dividends. No registered holder of this
                   ---------------------------
Warrant shall, upon the exercise thereof, be entitled to any dividends that may have accrued with respect to shares of Common Stock specified in this Warrant prior to the date of the purchase thereof.

     Section 3.08. Certain Rules of Computation. For the purposes of any
                   ----------------------------
computation under Section 3.01 hereof respecting consideration received, the following rules shall apply:

             (a) in the case of the issuance of shares of Additional Shares of Common Stock or Convertible Securities for cash, the consideration shall be the amount of such cash, excluding the amount of any accrued interest or dividends, provided that in no case shall any deduction be made for any commission, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

             (b) in the case of the issuance of Additional Shares of Common Stock or Convertible Securities for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Current Appraised Value thereof as of the date of issuance, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

     (c) in the case of the issuance of any rights to acquire Additional Shares of Common Stock, including without limitation, options or warrants, or of any Convertible Securities, the consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such rights or Convertible Securities plus the consideration, if any, to be received by the Company upon each exercise, conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in subdivisions (a) and (b) of this Section 3.08;

     (d) in the case of Additional Shares of Common Stock or Convertible Securities or any warrants or other rights to subscribe for or purchase Additional Shares of Common Stock or Convertible Securities for property other than cash or in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair market value of such property or portion of the assets and business of the nonsurviving corporation, in either case as the Board of Directors in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be; and

     (e) in case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Company Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                                  ARTICLE IV
        Other Provisions Relating to Rights of Holders of this Warrant
        --------------------------------------------------------------

     Section 4.01.  No Rights as Shareholder. This Warrant does not entitle the
                    ------------------------
holder hereof to any rights of a shareholder of the Company.

     Section 4.02.  Lost Warrant, etc. If this Warrant is lost, stolen,
                    ------------------
mutilated or destroyed, the Company may, upon receipt of a proper affidavit (and surrender of any mutilated Warrant Certificate) and bond of indemnity in form and amount and with corporate surety satisfactory to the Company in each instance protecting the Company, issue a new Warrant of like tenor and date. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

     Section 4.03.  Authorized Shares. (1)  The Company shall at all times have
                    -----------------
authorized the issuance of a number of shares of Common Stock sufficient to permit the exercise in full of this Warrant and shall have available a sufficient number of certificates therefor.

     (2) Upon the issuance of any shares of Common Stock in connection with any exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon any securities exchange where shares of Common Stock are then listed.

     (3) If the taking of any action would cause an adjustment in the Warrant Price so that the exercise of this Warrant while such Warrant Price is in effect would cause shares to be issued at a price below their then par value, the Company will take such action as may, in the opinion of its counsel, be necessary in order that it may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.


                                   ARTICLE V
                             Registration Rights
                             -------------------

     Section 5.01. Definitions. As used in this Article V, the following
                   -----------
capitalized terms shall have the meanings herein ascribed to them below:

           Exchange Act: The Securities Exchange Act of 1934, as amended.
           ------------

           Stockholders: The persons or entities, their affiliates and
           ------------
     associates (as such terms are defined in the rules and regulations under the Exchange Act) and each of their successors, assigns and transferees that, in each case, are holders of record of Common Stock issued pursuant to Warrants issued under the Subscription Agreements ("Subscription Warrants").

           Registrable Common Shares. Any Common Stock issued to Stockholders
           -------------------------
     pursuant to Subscription Warrants. As to any particular Registrable Common Shares, such securities shall cease to be Registrable Common Shares when:
     (i) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (ii) the full number of such shares shall be eligible to be sold pursuant to Rule 144 (or any successor provision) under the 1933 Act in a three-month period or (iii) they shall have ceased to be outstanding.

           Registration Expenses: Any and all expenses incident to the
           ---------------------
     registration of any Registrable Common Shares pursuant to this Agreement, including without limitation, (i) all Commission and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters, if any, in connection with blue sky qualifications of any Registrable Common Shares), (iii) all printing, messenger and delivery expenses, (iv) the reasonable fees and disbursements of counsel for Hiway and of Hiway's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such registration (but not the expenses of counsel and accountants, if any, retained by the Stockholders), and (v) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

     Section 5.02  Registration.
                   ------------

     (a)  Incidental Registration. If Hiway at any time proposes to register any
          -----------------------
of its securities under the 1993 Act (other than on Form S-8 or Form S-4 or any successor or similar forms), whether or not for sale for its own account, it will each such time promptly given written notice to all Stockholders who hold of record any Registrable Common Shares of its intention to do so. Upon the written request of any such Stockholder made within 15 days after the receipt of such notice (which request shall specify the Registrable Common Shares intended to be disposed of by such Stockholder and the intended method of distribution thereof) Hiway will use its best efforts to effect the registration under the 1933 Act of all Registrable Common Shares that Hiway has been so requested to register by the Stockholders thereof to the extent requisite to permit the disposition of the Registrable Common Shares so to be registered in accordance with the intended methods of distribution thereof specified in such requests; provided, that (i) if, at any time after giving written notice of its intention
--------  ----
to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Hiway shall determine for any reason not to register such securities, Hiway may, at its election, be relieved of its obligation to register any Registrable Common Shares in connection with such registration, and (ii) in case of a determination by Hiway to delay registration of its equity securities, Hiway shall be permitted to delay the registration of such Registrable Common Shares for the same period as the delay in registering such other equity securities.

     (b)  Shelf Registration. At any time after the first anniversary of the
          ------------------
date of effectiveness of the registration of Common Stock under the Exchange Act, upon the written request of one or more Stockholders, requesting that the Company effect the registration under the Securities Act of all or part of such Stockholders' Registrable Common Shares and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Common Share, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of the Registrable Common Shares which the Company has been requested to register by Stockholders; provided that the Company shall not
                                            --------
be required to effect more than one registration pursuant to this Section 5.02(b) and shall not be required to effect a registration pursuant to this
Section 5.02(b) other than in accordance with Rule 415 on Form S-3 (or any successor form).

     (c)  Expenses.  Hiway shall pay all Registration Expenses in connection
          --------
with the registrations of Registrable Common Shares requested pursuant to this
Section 5.02; provided that each Stockholder shall pay all underwriting
              --------
discounts and commissions and transfer taxes, if any, relating to, and fees and expenses of such Stockholder's counsel and accountants in connection with, the sale or disposition of such Stockholder's Registrable Common Shares pursuant to a registration statement effected pursuant to this Section 5.02.

     (d)  Priority in Incidental Registrations.  If the managing underwriter for
          ------------------------------------
a registration pursuant to this Section 5.02 that involves an underwritten offering shall advise Hiway in writing that, in its opinion, the inclusion in such registration of the securities proposed to be included in such registration by Hiway for its own account, plus the number of Registrable Common Shares
                              ----
requested to be included in such registration by the Stockholders, plus the
                                                                   ----
securities requested to be included by securityholders (other than the Stockholders) would materially adversely effect the ability of Hiway with respect to securities to be disposed of for its own account to dispose of their securities in an orderly manner in such offering within a price range acceptable to Hiway. Hiway shall include (i) first, all the securities which Hiway proposes to register for its own account or which are proposed to be registered pursuant to demand registration rights, (ii) second, to the extent that their inclusion would not have a material adverse effect in the manner described above, the number of Registrable Common Shares and other equity securities and the principal amount of debt securities requested to be included by the Stockholders and other securityholders allocated pro rata among all requesting Stockholders and such other securityholders on the basis of the relative number of Registrable Common Shares and equity securities and the principal amount of such debt securities requested to be included in such registration.

     Section 5.03   Registration Procedures.  If and whenever Hiway is required
                    -----------------------
to use its best efforts to effect or cause the registration of any Registrable Common Shares under the 1933 Act under this Agreement, Hiway will, as soon as practicable:

     (a) promptly prepare and file with the Commission the requisite registration statement with respect to such Registrable Common Shares and use its best efforts to cause such registration statement to become and remain effective, furnish to Stockholders of the Registrable Common Shares covered by such registration statement and the underwriters, if, any, copies of all such documents filed; provided that Hiway may discontinue any registration of its
                 --------
securities which is being effected pursuant to Section 5.02 hereof at any time prior to the effective date of the registration statement relating thereto;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which in the case of an incidental registration under Section 5.02(b) hereof shall not exceed 120 days) as any seller of such Registrable Common Shares shall request and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

     (c) furnish without charge to each seller of such Registrable Common Shares and each underwriter, if any, of the securities being sold by such seller such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the 1933 Act, and such other documents as such seller and underwriter may request in order to facilitate the public sale of the Registrable Common Shares owned by such Seller;

     (d) use its best efforts to register or qualify such Registrable Common Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller of the securities being sold by such seller and each underwriter, if any, shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller and each underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Common Shares owned by such seller; provided,
                                                                      --------
that Hiway shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements for this clause (d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, to consent itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

     (e) notify each seller of any such Registrable Common Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of Hiway becoming aware that the prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Common Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (f) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but no more than eighteen months, beginning with the first day of Hiway's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

     (g) make available for inspection by any seller of such Registrable Common Shares covered by such registration statement and by any attorney, accountant or other agent retained by any such seller all pertinent financial and other records, pertinent corporate documents and properties of Hiway and its subsidiaries, and cause all of Hiway's officers, directors and employees to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement;

     (h) notify the selling Stockholders and the managing underwriter, if any, promptly, and (if requested by any such person) confirm such advice in writing
(1) of the filing of a prospectus or any prospectus supplement or post-effective amendment, and, with respect to a registration statement or amendment thereto of the effectiveness thereof, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceeding for that purpose, (4) of the receipt by Hiway of any notification with respect to the suspension of the qualification of any of the Registrable Common Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (5) of the happening of any event that makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which that the making of any changes in the registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (i) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

     (j) if reasonably requested by any Stockholder or the managing underwriter, immediately incorporate in a prospectus supplement or amendment such information as the managing underwriter or such Stockholder reasonbly request to be included therein in order to comply with applicable law relating to such sale of Registrabl e Common Shares, including without limitation, information with respect to the amount of Registrable Common Shares being sold to underwriters, the purchase price being paid therefor by underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Common Shares to be sold in such offering; and make all required filings of such prospectus supplement or amendment as soon as notified of the matters to be incorporated in such prospectus supplement or amendment;

     (k) use its best efforts to cause all Registrable Common Shares covered by the registration statements to be listed on each securities exchange, if any, on which similar securities issued by Hiway are then listed; and

     (l) provide a CUSIP number for all Registrable Common Shares, not later than the effective date of the applicable registration statement.

     Hiway may require each seller of Registrable Common Shares as to which any registration is being effected to furnish Hiway such information regarding such seller and the distribution of such securities as Hiway may from time to time reasonably request.

     In the event Hiway shall give any notice pursuant to subsection (e) of this
Section 5.03, the period set forth in subsection (b) of this Section 5.03 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (e) of this Section 5.03 to and including the date when each seller of Registrable common shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) of this 5.03.

     Section 5.04   Indemnification
                    ---------------

     (a)  Indemnification by Hiway.  In the event of any registration of any
          ------------------------
securities of Hiway under the 1933 Act pursuant to Section 5.02 hereof, Hiway will indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Common Shares covered by such registration statement and its directors and officers, each other person, if any, who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with Hiway's consent) to which such seller, any such director or officer or any such underwriter or controlling person may become subject under the 1933 Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the 1933 Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Hiway shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Hiway shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) any violation by Hiway of any federal, state or common law rule or regulation applicable to Hiway and relating to action required of or inaction by Hiway in connection with any such registration, and Hiway will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that Hiway shall not be liable
                                        --------
to any such seller or any such director, officer underwriter or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary or final prospectus in reliance upon and in conformity with information furnished in writing to Hiway by or on behalf of such seller or any director or officer of such seller, underwriter or controlling person of such seller, for use specifically in the preparation thereof; and provided further, that Hiway will not be liable to any
                         -------- -------
person who participates as an underwriter in the offering or sale of Registrable Common Shares or any other person, if any, who controls such underwriter within the meaning of the 1933 Act, under the indemnity agreement in this Section 5.04(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Common Shares to a person to whom there was not sent or given at or prior to the written confirmation of such sale, a copy of the final prospectus as then amended or supplemented, whichever is most recent, if Hiway has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, has corrected such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

     (b)  Indemnification by the Stockholders. Hiway may require, as a condition
          -----------------------------------
to including any Registrable Common Shares in any registration statement filed in accordance with Section 5.02 hereof, that Hiway shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Common Shares and any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this
Section 5.04) Hiway and its directors and officers and each person controlling Hiway within the meaning of the 1933 Act and all other prospective sellers of securities of Hiway and their directors, officers and respective controlling persons with respect to (i) any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Hiway or its representatives by or on behalf of such seller or any underwriter specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing and (ii) the sale by the prospective seller of such Registrable Common Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus as then amended or supplemented, whichever is most recent, if Hiway has previously furnished copies thereof to such seller and such final prospectus, as amended or supplemented, has corrected any misstatement or omission. Such indemnity shall in full force and effect regardless of any investigation made by or on behalf of Hiway or any of the prospective sellers or any of their respective directors, officers or controlling persons and shall survive the transfer of such securities of such seller.

     (c)  Notices of Claims, Etc.  As soon as possible after the receipt by an
          ----------------------
indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5.04, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give notice to the latter of the commencement of such action; provided, that the failure of any
                                           --------
indemnified party to give such notice shall not relieve the indemnifying party of its obligations under this Section 5.04, except to the extent that the indemnifying party is actually prejudiced by such failure. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and jointly with any other similarly notified indemnifying party to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, that the indemnifying party shall not be entitled
                   --------
to so participate or so assume the defense if, in the indemnified party's reasonable judgment, a conflict of interest between the indemnified party and the indemnifying party exists with respect to such claim. After notice from the indemnifying party to such indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5.04 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that the Stockholders and their respective officers,
         --------
directors and controlling persons or Hiway and its officers, directors and controlling persons, as the case may be, shall have the right to employ one counsel to represent such indemnified parties if, in such indemnified parties' reasonable judgment, a conflict of interest between the indemnified parties and the indemnifying parties exists in respect to such claim, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party. In the event that the indemnifying party fails to elect to assume the defense of such claim or action, the Stockholders and their respective officers, directors and controlling persons or Hiway and its officers, directors and controlling person, as the case may be, shall have the right to employ one counsel (together with appropriate local counsel) to represent such indemnified parties and, in that event, the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect of such claim or litigation.

     (d)  Other Indemnification. Indemnification similar to that specified in
          ----------------------
the preceding subsections of this Section 5.04 (with appropriate modifications) shall be given by Hiway and each Stockholder with respect to any required registration or other qualifications of securities under any state securities or blue sky laws.

     Section 5.05   Contribution.  If the indemnification provided for in
                    ------------
Section 5.04 hereof is unavailable or insufficient to hold harmless a party indemnified under Section 5.04(a) or 5.04(b) hereof, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 5.04(a) or 5.04(b) hereof in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with statements or omissions or actions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference, among other things, to whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.05 were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first two sentences of this Section 5.05. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first two sentences of this Section 5.05 shall be deemed to include legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 5.04(c) hereof if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof that is the subject to this Section 5.05. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 5.05 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 5.05, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 5.04(c) hereof has not been given with respect to such action; provided, that the omission so to notify the
                        --------
indemnifying party shall not relieve the indemnifying party otherwise under this
Section 5.05, except to the extent that the indemnifying party is actually prejudiced by such failure. Notwithstanding anything in this Section 5.05 to the contrary, no indemnifying party (other than Hiway) shall be required pursuant to this Section 5.05 to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Common Shares in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

     Section 5.06  Miscellaneous.
                   -------------

     (a)  Amendments and Waivers. This Article V may be amended, and Hiway may
          ----------------------
take any action herein prohibited or omit to perform any act herein required to be performed by it, if Hiway shall have obtained the written consent to such amendment, action or omission to act of Stockholders holding at least a majority of the then outstanding Registrable Common Shares. Stockholders shall be bound from and after the date of any such consent, whether or not the certificates representing such Registrable Common Shares shall have been marked to indicate such consent or whether notice of such consent was given to all stockholders.

     (b)  Successors, Assigns and Transferees. This Article V shall be binding
          -----------------------------------
upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and transferees.

     (c)  Recapitalization, Exchanges, Etc. Affecting Registrable Common Shares.
          ---------------------------------------------------------------------
The provisions of this Article V shall apply to the full extent set forth herein with respect to the Registrable Common Shares and to any and all shares of capital stock of Hiway or any successor or assign of Hiway (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Registrable Common Shares, by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification, merger or consolidation.


                                  ARTICLE VI
                                 Miscellaneous
                                 -------------

     Section 6.01.  Taxes and Charges.  The Company will from time to time
                    -----------------
promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of this Warrant or such shares.

     Section 6.02.  Assigns.  All the covenants and provisions of this Warrant
                    -------
by or for the benefit of the Company or the holder of this Warrant shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 6.03.  Notices.  All notices, consents and other communications
                    -------
hereunder shall be in writing and shall be deemed to have been duly given, when delivered personally or three days after having been sent by certified mail return receipt requested, postage prepaid, or upon transmission by telex, telecopy, facsimile or similar electronic medium to the parties at the addresses set forth in the Investment Agreement (or at such other address for a party as shall be specified by like notice).

     Section 6.04.  Governing Law.  The validity, interpretation and performance
                    -------------
of this Warrant shall be governed by the laws of the State of Florida.

     Section 6.05.  Third Parties. Nothing in this Warrant expressed and nothing
                    -------------
that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the holders of this Warrant any right, remedy or claim hereunder or by reason of any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders of this Warrant.

     Section 6.06.  Warrantholders. The Company may deem and treat the person in
                    -------------
whose name this Warrant is registered as the absolute owner for all purposes whatever (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company) and the Company shall not be affected by any notice to the contrary. The terms

"Warrantholder" and holder of this Warrant and all other similar terms used herein shall mean such person in whose name this Warrant is registered on the books of the Company.

     Section 6.07.  Headings. The Article and Section headings herein are for
                    --------
convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its President and attested by its Secretary.

Dated:___________, 199__

                                             HIWAY TECHNOLOGIES, INC.


                                             By [SIGNATURE ILLEGIBLE]^^
                                                -----------------------
                                             President


                                             Attest:


                                             [SIGNATURE ILLEGIBLE]^^
                                             -----------------------
                                             Secretary

                             ELECTION TO EXERCISE

TO HIWAY TECHNOLOGIES, INC.:

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, _______shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of [cash or a bank check in the amount of $_____.][$_______ principal amount of the Note and cash or a bank check in the amount of $______] (delete one).

     Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional shares to:

                                   Name___________________INSERT SOCIAL

SECURITY OR      (Please Print Name and Address)
OTHER IDENTIFYING NUMBER

_________________ Signature ___________________


_________________   Address _______________________


                                   NOTE:     The above signature should
                                             correspond exactly with the name on
                                             the face of this Warrant or with
                                             the name of assignee appearing in
                                             the assignment form below.


                                  ASSIGNMENT

     For value received, _________________________hereby sells, assigns and transfers unto ________________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ attorney, to transfer said Warrant on the books of the within-named Company, with full power of substitution in the premises.

     Dated: ____________, ____

                              _________________________
                               NOTE: The above signature should correspond exactly with the name on the face of this Warrant.